FIRST AMENDMENT TO
                                CREDIT AGREEMENT

                                  BY AND AMONG

                       ENTERPRISE PRODUCTS OPERATING L.P.,

                               DEN NORSKE BANK ASA

                                       and

                 BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON AGENCY,
                                as Co-Arrangers,

                            THE BANK OF NOVA SCOTIA,
                   as Co-Arranger and as Documentation Agent,

                            THE CHASE MANHATTAN BANK,
                          as Co-Arranger and as Agent,

                                       and

                           THE BANKS SIGNATORY HERETO


                          Effective as of July 28, 1999

                           TABLE OF CONTENTS


                             SECTION 1. DEFINITIONS


1.1  Terms Defined Above.......................................................1
1.2  Terms Defined in Credit Agreement.........................................1
1.3  Other Definitional Provisions............................................ 1

                SECTION 2. AMENDMENTS TO CREDIT AGREEMENT


2.1  Amendments and Supplements to Definitions.................................2
2.2  Amendments to Subsection 2.4..............................................5
2.3  Amendments to Section 4...................................................5
2.4  Amendments to Section 5...................................................7
2.5  Amendments to Section 6...................................................7
2.6  Amendments to Section 7...................................................8
2.7  Amendments to Section 11.................................................11

                          SECTION 3. CONDITIONS


3.1  Loan Documents...........................................................11
3.2  Company Proceedings of Loan Parties......................................12
3.3  Representations and Warranties...........................................12
3.4  No Default...............................................................12
3.5  No Change................................................................12
3.6  Other Instruments or Documents...........................................12
3.7  Events...................................................................12

                        SECTION 4. MISCELLANEOUS


4.1  Adoption, Ratification and Confirmation of Credit Agreement..............13
4.2  Successors and Assigns...................................................13
4.3  Counterparts.............................................................13
4.4  Number and Gender........................................................13
4.5  Entire Agreement.........................................................13
4.6  Invalidity...............................................................13
4.7  Titles of Articles, Sections and Subsections.............................13
4.8  Governing Law............................................................14

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT


     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") executed effective as of the 28th day of July, 1999 (the "Effective Date"), is by and among ENTERPRISE PRODUCTS OPERATING L.P., a limited partnership formed under the laws of the State of Delaware (the "Company"); each of the banks that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement (individually, together with its successors and assigns, a "Bank" and, collectively, the "Banks"); THE CHASE MANHATTAN BANK, DEN NORSKE BANK ASA, THE BANK OF NOVA SCOTIA and BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON AGENCY, as Co-Arrangers; THE BANK OF NOVA SCOTIA, as Documentation Agent; and THE CHASE MANHATTAN BANK ("Chase"), as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                                R E C I T A L S:

     WHEREAS, the Company, the Agent, the Documentation Agent and the Banks are parties to that certain Credit Agreement dated as of July 27, 1998, as Amended and Restated as of September 30, 1998 (the "Credit Agreement"), pursuant to which the Banks agreed to make loans to and extensions of credit on behalf of the Company; and

     WHEREAS, the Company and the Banks desire to amend the Credit Agreement in the particulars hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                             SECTION 1. DEFINITIONS

     1.1 Terms Defined Above. As used in this First Amendment, each of the terms "Bank", "Banks", "Company", "Credit Agreement", "Effective Date" and "First Amendment" shall have the meaning assigned to such term hereinabove.

     1.2 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

     1.3 Other Definitional Provisions.

     (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment. (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this First Amendment unless otherwise specified.


                    SECTION 2. AMENDMENTS TO CREDIT AGREEMENT

     The  Company,  the Agent and the Banks agree that the Credit  Agreement  is
hereby   amended,   effective  as  of  the  Effective  Date,  in  the  following particulars.

     2.1 Amendments and Supplements to Definitions.

     (a) The following terms, which are defined in subsection 1.1 of the Credit Agreement, are hereby amended in their entirety to read as follows:

     "Agreement": this Credit Agreement, as amended by the First Amendment and as the same may from time to time be further amended, supplemented or modified.

     "Applicable Margin": for each Revolving Credit Loan, the rate per annum set forth below:

     (a) if the Applicable Margin Certificate required pursuant to subsection 6.1(c) for any fiscal quarter of the Company shows that the Total Indebtedness/EBITDA Ratio on the last day of such fiscal quarter was less than or equal to 1.5 to 1, then the Applicable Margin, during the period beginning on (and including) the date on which such Applicable Margin Certificate was delivered by the Company to the Banks and ending on (and excluding) the date on which the next Applicable Margin Certificate is delivered by the Company to the Banks pursuant to subsection 6.1(c), shall be (i) with respect to Alternate Base Rate Loans, 0% and (ii) with respect to Eurodollar Loans, .75%; and

     (b) if the Applicable Margin Certificate required pursuant to subsection 6.1(c) for any fiscal quarter of the Company shows that the Total Indebtedness/EBITDA Ratio on the last day of such fiscal quarter was greater than 1.5 to 1 and less than or equal to 2.0 to 1, then the Applicable Margin, during the period beginning on (and including) the date on which such Applicable Margin Certificate was delivered by the Company to the Banks and ending on (and excluding) the date on which the next Applicable Margin Certificate is delivered by the Company to the Banks pursuant to subsection 6.1(c), shall be (i) with respect to Alternate Base Rate Loans, 0% and (ii) with respect to Eurodollar Loans, 1.00%;

     (c) if the Applicable Margin Certificate required pursuant to subsection 6.1(c) for any fiscal quarter of the Company shows that the Total Indebtedness/EBITDA Ratio on the last day of such fiscal quarter was greater than 2.0 to 1 and less than or equal to 2.5 to 1, then the Applicable Margin, during the period beginning on (and including) the date on which such Applicable Margin Certificate was delivered by the Company to the Banks and ending on (and excluding) the date on which the next Applicable Margin Certificate is delivered by the Company to the Banks pursuant to subsection 6.1(c), shall be (i) with respect to Alternate Base Rate Loans, .25% and (ii) with respect to Eurodollar Loans, 1.25%;

     (d) if the Applicable Margin Certificate required pursuant to subsection 6.1(c) for any fiscal quarter of the Company shows that the Total Indebtedness/EBITDA Ratio on the last day of such fiscal quarter was greater than 2.5 to 1, then the Applicable Margin, during the period beginning on (and including) the date on which such Applicable Margin Certificate was delivered by the Company to the Banks and ending on (and excluding) the date on which the next Applicable Margin Certificate is delivered by the Company to the Banks pursuant to subsection 6.1(c), shall be (i) with respect to Alternate Base Rate Loans, .50% and (ii) with respect to Eurodollar Loans, 1.50%;

     provided, however, if the Company shall fail to deliver the Applicable Margin Certificate by the end of the fiscal quarter in which it is required, the Applicable Margin for the next fiscal quarter shall be as provided in clause (d) above; provided further, however, that the Applicable Margin for the period from the Closing Date until (and excluding) the date on which the Company delivers to the Banks the Applicable Margin Certificate for the fiscal quarter of the Company ended September 30, 1999, shall be (i) with respect to Alternate Base Rate Loans, .50% and (ii) with respect to Eurodollar Loans, 1.50%; provided further, however, that when the Company or the Limited Partner receives a senior unsecured debt rating of at least BBB- from Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc. ("Standard & Poor's"), and a debt rating of at least Baa3 from Moody's Investors Service, Inc. ("Moody's"), the Applicable Margin with respect to Eurodollar Loans shall be reduced by .125%; and, in the event the senior unsecured debt rating is greater than BBB- from Standard & Poor's and Baa3 from Moody's, the Applicable Margin with respect to Eurodollar Loans shall be reduced by .250%. Each such reduction shall be effective on the next Business Day following the date the applicable rating is achieved and shall be reversed on the next Business Day following any downgrade of any one of the ratings below the levels aforementioned.

     "Change of Control": any of the following events:

     (1) Dan Duncan (his wife, descendants and trusts for the benefit of his wife and/or descendants and the heirs, legatees and distributees of his estate) shall cease to own, directly or indirectly, (A) at least 51% (on a fully converted, fully diluted basis) of the economic interest in the Capital Stock of EPCO or (B) an aggregate number of shares of Capital Stock of EPCO sufficient to elect a majority of the board of directors of EPCO;

     (2) EPCO shall cease to own 100% of the issued and outstanding Capital Stock of EPC Partners II, Inc. ("EPC II");

     (3) EPC II (or another wholly owned Subsidiary of EPCO) shall cease to own at least 65% of the outstanding membership interests in the General Partner;

     (4) EPC II shall fail to own at least a majority of the outstanding Common Units;

     (5) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding EPC II and Shell Oil Company and any of its Affiliates acquiring or owning an interest in any of the special units of the Limited Partner (or the Common Units into which any of such special units are converted) issued by the Limited Partner in connection with the Tejas Acquisition, shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 20% of the outstanding Common Units;

     (6) the General Partner shall cease to be the general partner of the Limited Partner or the Company; or

     (7) the Limited Partner shall cease to be the sole limited partner of the Company.


     "EBITDA": shall mean, for any period, the sum (without duplication) of (i) operating income of the Company, and its consolidated Subsidiaries for such period plus (ii) depreciation and amortization for such period to the extent not already included in the calculation of operating income plus (iii) interest income during such period (excluding interest income in respect of the BEF Participation and the MBA Participation), plus (iv) cash distributions or dividends received by the Company during such period from unconsolidated entities (including, without limitation, unconsolidated Permitted Joint Ventures), plus (v) other cash income received by the Company during such period, plus (vi) interest and principal payments received by the Company with respect to the BEF Participation and the MBA Participation, minus (vii) operating lease expense for such period to the extent not already deducted in the calculation of operating income, determined in each case, on a consolidated basis in accordance with GAAP; provided, however, EBITDA (x) will not include any extraordinary, unusual or non-recurring gains or losses from asset sales and
(y) will be adjusted from time to time for cash flows from acquisitions, which cash flows shall be added on a pro forma basis to each of the prior four fiscal quarters.

     "Net Cash Proceeds": in connection with the issuance of Debt permitted by subsection 7.1(j), the cash proceeds received from the issuance of such Debt, net of all applicable attorney's fees, investment banking fees, accountant fees, underwriting discounts, commissions and other customary fees and expenses actually incurred in connection therewith.

     "Revolving Credit Commitment Termination Date": the earlier of (a) July 26, 2000, or (b) the date the Revolving Credit Commitments are terminated pursuant to the provisions of this Agreement, including without limitation, the provisions of subsection 4.1(a).

     (b) Subsection 1.1 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions where alphabetically appropriate, which read in their entirety as follows:

     "First Amendment": the First Amendment to Credit Agreement dated as of July 28, 1999, by and among the Company, the Agent, the Documentation Agent and the Banks.

     "Tejas Acquisition": the acquisition by the Company directly or indirectly of the natural gas processing assets and other midstream assets of Tejas Natural Gas Liquids, LLC.

     2.2 Amendments to Subsection 2.4. Subsection 2.4(b) of the Credit Agreement is hereby deleted in its entirety.

     2.3 Amendments to Section 4.

     (a) Subsection 4.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "4.1 Prepayments. (a) Mandatory Prepayments. If on any date the Company shall receive Net Cash Proceeds from the issuance of Debt permitted by subsection 7.1(j), then 100% of such Net Cash Proceeds shall be applied on such date toward the payment in full of all Indebtedness, including, without limitation, all principal, interest and fees owing under this Agreement, the Revolving Credit Notes or any other Loan Document until all of same shall be paid in full. Simultaneously with such payment in full, the Revolving Credit Commitments shall be terminated.

     (b) Optional Prepayments. The Company may on the last day of the relevant Interest Period if the Revolving Credit Loans to be prepaid are in whole or in part Eurodollar Loans, or at any time and from time to time if the Revolving Credit Loans to be prepaid are Alternate Base Rate Loans, prepay the Revolving Credit Loans, in whole or in part, without premium or penalty, upon at least (i) three Working Days' irrevocable notice, in the case of Eurodollar Loans, and
(ii) one Business Day's irrevocable notice, in the case of Alternate Base Rate Loans, in each case to the Agent, specifying the date and amount of prepayment and whether the prepayment is of Working Capital Revolving Credit Loans or Investment Revolving Credit Loans and whether of Eurodollar Loans or Alternate Base Rate Loans or a combination thereof, and if of a combination thereof, the amount of prepayment allocable to each. Upon receipt of such notice the Agent shall promptly notify each Bank thereof. If such notice is given, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid.

     (c) Each optional partial prepayment of the Revolving Credit Loans pursuant to Subsection 4.1(b) shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof."

     (b) Subsection 4.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "4.2 Commitment Fees. The Company agrees to pay to the Agent, for the account of each Bank, commitment fees with respect to the Revolving Credit Commitment of such Bank for the period from and including the Effective Date of the First Amendment to and including the Revolving Credit Termination Date, calculated at the following rates per annum on the average daily Available Revolving Credit Commitment of such Bank for each day during the period for which the commitment fee with respect to the Revolving Credit Commitments is being paid:

          (i) if the Applicable Margin Certificate required pursuant to subsection 6.1(c) for any fiscal quarter of the Company ending after June 30, 1999 shows that the Total Indebtedness/EBITDA Ratio on the last day of such fiscal quarter was less than or equal to 1.5 to 1, then the commitment fee for the Revolving Credit Commitment, during the period beginning on (and including) the date on which such Applicable Margin Certificate was delivered by the Company to the Banks and ending on (and excluding) the date on which the next Applicable Margin Certificate is delivered by the Company to the Banks pursuant to subsection 6.1(c), shall be .25%;

          (ii) if the Applicable Margin Certificate required pursuant to subsection 6.1(c) for any fiscal quarter of the Company ending after June 30, 1999 shows that the Total Indebtedness/EBITDA Ratio on the last day of such fiscal quarter was greater than 1.5 to 1 and less than or equal to 2.0 to 1, then the commitment fee for the Revolving Credit Commitment, during the period beginning on (and including) the date on which such Applicable Margin Certificate was delivered by the Company to the Banks and ending on (and excluding) the date on which the next Applicable Margin Certificate is delivered by the Company to the Banks pursuant to subsection 6.1(c), shall be .30%;

          (iii) if the Applicable Margin Certificate required pursuant to subsection 6.1(c) for any fiscal quarter of the Company ending after June 30, 1999 shows that the Total Indebtedness/EBITDA Ratio on the last day of such fiscal quarter was greater than 2.0 to 1 and less than or equal to 2.5 to 1, then the commitment fee for the Revolving Credit Commitment, during the period beginning on (and including) the date on which such Applicable Margin Certificate was delivered by the Company to the Banks and ending on (and excluding) the date on which the next Applicable Margin Certificate is delivered by the Company to the Banks pursuant to subsection 6.1(c), shall be .375%;

          (iv) if the Applicable Margin Certificate required pursuant to subsection 6.1(c) for any fiscal quarter of the Company ending after [June 30, 1999] shows that the Total Indebtedness/EBITDA Ratio on the last day of such fiscal quarter was greater than 2.5 to 1, then the commitment fee for the Revolving Credit Commitment, during the period beginning on (and including) the date on which such Applicable Margin Certificate was delivered by the Company to the Banks and ending on (and excluding) the date on which the next Applicable Margin Certificate is delivered by the Company to the Banks pursuant to subsection 6.1(c), shall be .50%;

          provided, that the commitment fee for the Revolving Credit Commitment for the period from the Closing Date until (and excluding) the date on which the Company delivers to the Banks the Applicable Margin Certificate for the fiscal quarter of the Company ended September 30, 1999, shall be .50%; provided, further, if the Company shall fail to deliver the Applicable Margin Certificate by the end of the fiscal quarter in which it is required, the commitment fee for the Revolving Credit Commitment for the next fiscal quarter shall be as provided in clause (iv) above.

     The commitment fees with respect to the Revolving Credit Commitments shall be payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing September 30, 1999, and on the Revolving Credit Termination Date or such earlier date as the Revolving Credit Commitments shall terminate as provided herein."

     (c)  Subsection  4.6  of  the  Credit   Agreement  is  hereby  amended  and
supplemented by the addition of a new sentence to appear at the end of subsection 4.6(d) which shall read in its entirety as follows:

     "If all or any portion of interest due on any of the Revolving Credit Loans shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) or if all or any portion of any fee due in connection with this Agreement or any of the Revolving Credit Loans shall not be paid when due, then any such overdue amount shall bear interest at a rate per annum which is 2% above the Alternate Base Rate plus the Applicable Margin from the date of such non-payment until paid in full (as well as after as before judgment)."

     2.4 Amendments to Section 5. Subsection 5.22 is hereby amended by deleting the date "March 31, 1999" therefrom and substituting therefor the date September 30, 1999".

     2.5 Amendments to Section 6. Subsection 6.1(c) is hereby amended in its entirety to read as follows: "6.1(c) Applicable Margin Certificates. (i) Within 45 days after the end of each fiscal quarter of the Company, a certificate of the principal financial officer of the Company showing in detail the computations necessary to calculate the Applicable Margin (an "Applicable Margin Certificate"), and (ii) an Applicable Margin Certificate as soon as practicable following the obtaining of, and each change in, a current senior unsecured debt rating referenced in the last proviso contained in the definition of "Applicable Margin" set forth in subsection 1.1."

     2.6 Amendments to Section 7.

     (a) Subsection 7.1 of the Credit Agreement is hereby amended as follows:

     (i) Clause (g) of subsection 7.1 is hereby amended by deleting the word "and" found at the end thereof.

     (ii) Clause (h) of subsection 7.1 is hereby amended by deleting the period(.) found at the end thereof and substituting therefor ";".

     (iii) Subsection 7.1 is hereby amended and supplemented by adding thereto two (2) new clauses, to be clauses (i) and (j) reading in their entirety as follows:

          "(i) Debt arising out of or pursuant to that certain Credit Agreement dated July 28, 1999, by and among the Company, the Agent and the several banks party thereto, as the same may from time to time be amended or supplemented, up to the aggregate principal amount of $350,000,000 at any one time outstanding; and

          (j) Debt arising out of or pursuant to the issuance by the Company of senior unsecured notes up to and including the aggregate principal amount of $350,000,000, the Net Cash Proceeds of which shall be used by the Company to make the mandatory prepayment required by subsection 4.1(a).

     (b) Subsection 7.2 of the Credit Agreement is hereby amended as follows:

          (i) Clause (b) of subsection 7.2 is hereby amended by deleting the word "and" found at the end thereof.

          (ii) Clause (c) of subsection 7.2 is hereby amended by deleting the period (.) found at the end thereof and substituting therefor "; and".

          (iii) Subsection 7.2 is hereby amended and supplemented by adding thereto a new clause (d), reading in its entirety as follows:

          "(d) Liens relating to the obligations under the Lease Agreement referenced in subsection 7.1(g) and the sublease between the Company and EPCO pertaining thereto."

     (c) Subsection 7.3 of the Credit Agreement is hereby amended as follows:

          (i) Clause (a) of subsection 7.3 is hereby amended by deleting the word "and" found at the end thereof.

          (ii) Clause (b) of subsection 7.3 is hereby amended by deleting the period (.) found at the end thereof and substituting therefor "; and".

          (iii) Subsection 7.3 is hereby amended and supplemented by adding thereto a new clause (c), reading in its entirety as follows:

          "(c) the Company and any Subsidiary may enter the natural gas processing business generally as well as through and in connection with the Tejas Acquisition."

     (d)  Subsection  7.5  of  the  Credit   Agreement  is  hereby  amended  and
supplemented by adding thereto at the end thereof a new clause (iii), reading in its entirety as follows:

          "and (iii) as long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Company may make Restricted Payments to the Limited Partner and the General Partner (but only if the General Partner thereupon contributes such Common Units to the Limited Partner) in the form of Common Units for purposes in connection with the Limited Partner's employee deferred compensation plan, not to exceed 500,000 Common Units in the aggregate."

     (e) Subsection 7.6 of the Credit Agreement is hereby amended as follows:

          (i) Clause (h) of subsection 7.6 is hereby amended by deleting the word "and" found at the end thereof.

          (ii) Clause (i) of subsection 7.6 is hereby amended by changing the reference thereof to "(m)."

          (iii) Subsection 7.6 is hereby amended and supplemented by adding thereto four (4) new clauses, to be (i), (j), (k) and (l), reading in their entirety as follows:

          "(i) capital contributions or other Investments to consummate the Tejas Acquisition;

     (j) capital contributions or other Investments in connection with the proposed acquisition of a 263 mile liquids pipeline from Sorrento, Louisiana to Mt. Belvieu, Texas, an ethane pipeline and an ethane storage well from Shell Chemical Company or an affiliate thereof;

     (k) capital contributions or other Investments to an entity to be owned by the Company (or a Subsidiary of the Company) and an affiliate of Exxon Corporation in connection with a new propylene concentrator facility in Baton Rouge, Louisiana;"

     (l)  capital   contributions   or  other   Investments  to  consummate  the
acquisition of the 50% general partner interest in Mont Belvieu Associates owned by one or more Affiliates of Kinder Morgan Energy Partners L.P.; and"

          (iv) The last sentence of Subsection 7.6 is hereby amended in its entirety to read as follows:

          "Notwithstanding the foregoing, the aggregate amount of the capital contributions or other Investments made in Permitted Joint Ventures pursuant to paragraphs (e) and (g) above shall not exceed $25,000,000 in any fiscal year (excluding Investments during fiscal years 1998 and 1999 with respect to the Wilprise Pipeline, the Tristates Pipeline, the Baton Rouge Fractionator and the NGL Product Chiller)."

     (f) Subsection 7.11 is hereby amended and supplemented by adding thereto the following language at the end thereof:

          "and further except for the natural gas processing business."

     (g) Subsection 7.21(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(a) Tangible Net Worth. Permit its Consolidated Tangible Net Worth as of the last day of any fiscal quarter of the Company to be less than $250,000,000."

     (h) Subsection 7.21(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(c)  Ratio  of  Total  Indebtedness  to  EBITDA.   Permit  the  Total
     Indebtedness/EBITDA Ratio to exceed 3.0 to 1.0 as of the last day of any fiscal quarter of the Company.

     For purposes of clauses (b) and (c) of this subsection, EBITDA shall mean, at the date of determination occurring on September 30, 1999, the product of (A) EBITDA for the nine-month period ending September 30, 1999 multiplied by (B) 12/9."

     (i) Subsection 7.22 is hereby added to read in its entirety as follows:

          "No Hostile Tender Offers. Make any hostile tender offer within the contemplation of Section 14d of the Securities and Exchange Act of 1934, as amended, or otherwise."

     2.7 Amendments to Section 11.

     (a) Clause (ii) of the proviso contained in the first full sentence of subsection 11.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(ii) change the principal of or decrease the rate of interest on the Revolving Credit Loans or any fees hereunder,".

     (b) Subsection 11.4(c) of the Credit Agreement is hereby amended by deleting therefrom the proviso contained at the end of the first sentence in said subsection 11.4(c).

     (c) Subsection 11.18 is hereby added to read in its entirety as follows:

          "Co-Arrangers, etc. The Co-arrangers, co-agents and documentation agent, in their capacities as such, shall not have any duties or responsibilities under or pursuant to this Agreement."


                              SECTION 3. CONDITIONS

     The enforceability of this First Amendment against the Agent and the Banks is subject to the satisfaction of the following conditions precedent:

     3.1 Loan Documents. The Agent shall have received multiple original counterparts, as requested by the Agent, of this First Amendment executed and delivered by a duly authorized officer of the Company, the Agent, the Documentation Agent, and each Bank and otherwise in form and substance satisfactory to the Agent.

     3.2 Company Proceedings of Loan Parties. The Agent shall have received multiple copies, as requested by the Agent, of the resolutions, in form and substance reasonably satisfactory to the Agent, of the Board of Directors (or equivalent body) of the Company, authorizing the execution, delivery and performance of this First Amendment, each such copy being attached to an original certificate of the Secretary or an Assistant Secretary of the Company, dated as of the Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consent or at a meeting of the Board of Directors (or equivalent body),
(ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date, (iv) that the Partnership Agreement and the Management Agreement have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of the Company executing this First Amendment.

     3.3 Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this First Amendment, each of the representations and warranties made by the Company in or pursuant to the Loan Documents, including the Credit Agreement, shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date.

     3.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

     3.5 No Change. No event shall have occurred since March 31, 1999, which, in the reasonable opinion of the Banks, could have a material adverse effect on the condition (financial or otherwise), business, operations or prospects of the Company.

     3.6 Other Instruments or Documents. The Agent or any Bank or counsel to the Agent shall receive such other instruments or documents as they may reasonably request.

     3.7 Events. The following events shall have occurred or shall occur contemporaneously with the execution of this First Amendment:

     (a) execution of appropriate documentation evidencing the Debt described in subsection 7.1(i) of the Credit Agreement, as amended hereby;

     (b) execution of the First Amendment to the EPCO Credit Agreement;

     (c) execution of a contribution agreement in connection with the Tejas Acquisition; and

     (d) receipt by the applicable Banks of the amendment fee pertaining to this First Amendment.

                            SECTION 4. MISCELLANEOUS

     4.1 Adoption, Ratification and Confirmation of Credit Agreement. Each of the Company, the Agent and the Banks does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

     4.2 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

     4.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Company, the Agent, the Documentation Agent and the Banks. In this regard, each of the parties hereto acknowledges that a counterpart of this First Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this First Amendment by each necessary party hereto and shall constitute one instrument.

     4.4 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

     4.5 Entire Agreement. This First Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this First Amendment.

     4.6 Invalidity. In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

     4.7 Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this First Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

     4.8 Governing Law. This First Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of New York.

     This First Amendment, the Credit Agreement, as amended hereby, the Notes, and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

     There are no unwritten or oral agreements between the parties.



                         [Signatures begin on next page]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

                               COMPANY:

                               ENTERPRISE PRODUCTS OPERATING L.P.

                               By:  Enterprise Products GP, LLC, General Partner

                               By:  /s/ Gary L. Miller
                                   ---------------------------------------------
                                    Gary L. Miller
                                    Executive Vice President and Chief
                                    Financial Officer


                               BANKS AND AGENTS:

                               THE CHASE MANHATTAN BANK,
                               Individually as a Bank and as Agent

                               By:  /s/ Peter Ling
                                    --------------------------------------------
                               Name:  Peter Ling
                               Title: Vice President


                               THE BANK OF NOVA SCOTIA,
                               Individually as a Bank and as Documentation Agent

                               By:  /s/ F.C.H. Ashby
                                    --------------------------------------------
                               Name:  F.C.H. Ashby
                               Title: Senior Manager Loan Operations


                               ABN AMRO BANK, NV

                               By:  /s/ Kevin P. Costello
                                    --------------------------------------------
                               Name:  Kevin P. Costello
                               Title: Vice President

                               By:  /s/ Gordon D. Chang
                                    --------------------------------------------
                               Name:  Gordon D. Chang
                               Title: Vice President


                               THE FIRST NATIONAL BANK OF CHICAGO

                               By:  /s/ Kenneth J. Fatur
                                    --------------------------------------------
                               Name:  Kenneth J. Fatur
                               Title: Vice President


                               BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON AGENCY

                               By:  /s/ I. Otani
                                    --------------------------------------------
                               Name:  I. Otani
                               Title: Deputy General Manager

                               CIBC INC.

                               By:  /s/ Aleksandra Dymanus
                               Name:  Aleksandra Dymanus
                               Title: Authorized Signatory


                               CREDIT LYONNAIS NEW YORK BRANCH

                               By:  /s/ Jacques Busquet
                               Name:  Jacques Busquet
                               Title: Executive Vice President


                               DEN NORSKE BANK ASA

                               By:  /s/  Byron L. Cooley
                               Name:  Byron L. Cooley
                               Title: Senior Vice President

                               By:  /s/  J. Morten Kreutz
                               Name:  J. Morten Kreutz
                               Title: First Vice President




                               FIRST UNION NATIONAL BANK

                               By:  /s/ Robert R. Wetteroff
                               Name:  Robert R. Wetteroff
                               Title: Senior Vice President



                               GUARANTY FEDERAL BANK, F.S.B.

                               By:  /s/  Jim R. Hamilton
                               Name:  Jim R. Hamilton
                               Title: Vice President



                               ING (U.S.) CAPITAL CORPORATION

                               By:  /s/  Frank Ferrara
                               Name:  Frank Ferrara
                               Title: Senior Associate



                               GENERAL ELECTRIC CAPITAL CORPORATION

                               By:  /s/ William E. Magee
                               Name:  William E. Magee
                               Title: Duly Authorized Signatory



                               MEESPIERSON CAPITAL CORP.

                               By:  /s/ Darrell W. Holley
                               Name:  Darrell W. Holley
                               Title: Senior Vice President



                               SOCIETE GENERALE, SOUTHWEST AGENCY

                               By:  /s/  Bet Hunter
                               Name:  Bet Hunter
                               Title:


                               THE FUJI BANK, LIMITED
                               NEW YORK BRANCH

                               By:  /s/ Raymond Ventura
                               Name:  Raymond Ventura
                               Title: Vice President & Manager